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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 24, 2001(May 23, 2001)
                                                  -----------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                       0-19656                        36-3939651
  (State or other jurisdiction           (Commission                   (I.R.S. Employer
       of incorporation)                 File Number)                 Identification No.)
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   2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                 20191
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:         (703) 433-4000
                                                       -------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS.

          Private Placement.

            On May 23, 2001, Nextel issued a press release announcing that it entered into an agreement providing for the issuance in a private placement of $1.0 billion in 6% convertible senior notes due 2011, a copy of which is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        Recent Developments.

                McCaw Ownership. At March 31, 2001, Mr. Craig O. McCaw and his affiliates beneficially owned about 13% of our outstanding common stock.
        By a press release dated May 11, 2001, Mr. McCaw disclosed his intent to acquire additional shares of our common stock through exercise of options in July and August of 2001. In that press release, Mr. McCaw also stated that entities he controls intended to enter into prepaid forward contracts on some of our shares held by those entities, providing for delivery of those shares of our common stock at predetermined prices at set dates in the future and that the proceeds are intended to be used to exercise the options and to pay the resulting taxes. In the release, Mr. McCaw also indicated that he contemplates a distribution of some of our shares owned by Digital Radio, L.L.C. to McCaw family members.

          New Director. On May 21, 2001, we announced that William E. Kennard, former chairman of the Federal Communications Commission, had become a member of our board of directors. Mr. Kennard was chairman of the Federal Communications Commission from November 1997 until January 2001.
        From December 1993 to October 1997, he served as general counsel to the Commission. Mr. Kennard also recently joined the Carlyle Group where he serves as managing director of global telecommunications and media investing strategy.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
               NOT APPLICABLE

          (b)  PRO FORMA FINANCIAL INFORMATION.
               NOT APPLICABLE

          (c)  EXHIBITS.

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                   Exhibit No       Exhibit Description
                   ----------       -------------------
                       99.1         Press Release
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEXTEL COMMUNICATIONS, INC.


Date: May 24, 2001                  By: /s/ Leonard J. Kennedy
                                      ------------------------------------------
                                       Leonard J. Kennedy
                                       Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

                   Exhibit No       Exhibit Description
                   ----------       -------------------
                       99.1         Press Release
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